Prospectus supplement dated June 5, 2017
to the following prospectus(es):
Successor dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract. Effective June 5, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Janus Balanced Fund: Class S	Janus Henderson Balanced Fund: Class S
Janus Forty Fund – Class T	Janus Henderson Forty Fund – Class T
Janus Overseas Fund: Class S	Janus Henderson Overseas Fund – Class S